UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:                 (800) 451-2010

Date of fiscal year end: November 30

Date of reporting period: November 30, 2007

ITEM 1.  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

NOVEMBER 30, 2007

Legg Mason Partners Large Cap Growth Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Large Cap Growth Fund

Annual Report • November 30, 2007

What’s

Inside

Fund Objective

The Fund seeks long-term growth of capital.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite continued weakness in the housing market and a credit crunch that began in the summer of 2007, the U.S. economy proved to be resilient during much of the 12-month reporting period ended November 30, 2007. After expanding 2.1% in the fourth quarter of 2006, U.S. gross domestic product (“GDP”)i growth was a tepid 0.6% in the first quarter of 2007, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. Given the modest increase earlier in the year, this higher growth rate was not unexpected. The final estimate for third quarter GDP growth was 4.9%. A surge in inventory-building and robust exports supported the economy during the third calendar quarter. While initial fourth quarter 2007 GDP data will not be released until the end of January 2008, the Federal Reserve Board (“Fed”)ii, among others, anticipates that economic growth will moderate significantly.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Fed to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the discount rate to 5.25% and the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered the discount rate and federal funds rate in October to 5.00% and 4.50%, respectively. In December 2007, after the end of the reporting period, the Fed again reduced rates, as it cut both the discount rate and federal funds rate another 0.25% to 4.75% and 4.25%, respectively. In its statement accompanying the

Legg Mason Partners Large Cap Growth Fund         I

December meeting, the Fed stated: “Incoming information suggests that economic growth is slowing, reflecting the intensification of the housing correction and some softening in business and consumer spending. Moreover, strains in financial markets have increased in recent weeks. Today’s action, combined with the policy actions taken earlier, should help promote moderate growth over time.”

Despite periods of extreme volatility, overall, the U.S. stock market produced positive results during the 12-month reporting period. After rising in five of the first six months of the period, the market reversed course beginning in June 2007. Earlier in the fiscal year, U.S. stock prices rose on the back of solid corporate profits, an active merger and acquisition (M&A) environment and hopes that the Fed would lower the federal funds rate in 2007. U.S. equity prices then faltered in June and July 2007 due to troubles in the housing market and expectations that the Fed would not lower short-term interest rates in the foreseeable future. U.S. stock prices then rallied from August through October 2007, as the Fed lowered interest rates and it appeared the credit crunch was easing. However, stock prices then fell sharply in November due to mounting losses related to subprime mortgages and fears of slower economic growth in 2008. All told, the S&P 500 Indexiv returned 7.72% during the 12 months ended November 30, 2007.

Looking at the U.S. stock market more closely, large- and mid-cap stocks outperformed their small-cap counterparts, as the Russell 1000v, Russell Midcapvi and Russell 2000vii Indexes returned 7.83%, 5.92% and -1.17%, respectively, during the fiscal year. From an investment style perspective, growth stocks outperformed value stocks, with the Russell 3000 Growthviii and Russell 3000 Valueix Indexes returning 12.04% and 2.06%, respectively.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state

II         Legg Mason Partners Large Cap Growth Fund

regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 28, 2007

Legg Mason Partners Large Cap Growth Fund         III

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

IV         Legg Mason Partners Large Cap Growth Fund

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite a number of difficult situations over the course of the reporting period, the domestic stock market posted gains across several segments. For the 12-month period ended November 30, 2007, large-cap stocks, in general, outperformed mid- and small-cap stocks, as the Russell 1000 Index,i the Russell Midcap Indexii and the Russell 2000 Indexiii returned 7.83%, 5.92% and -1.17%, respectively. Across all market capitalizations, growth stocks significantly outperformed value stocks for the period.

After showing strength at the start of the year, the broad U.S. equity market sold off sharply in late February and early March of 2007. Investors were concerned over increased volatility in international markets, signs of deterioration in the U.S. subprime mortgage markets, and rising oil prices due to geopolitical developments in the Middle East and increasing demand from developing markets. Despite these challenges, the equity market rebounded at the end of March and continued to make gains through the spring and the start of the summer.

The latter half of the reporting period saw the U.S. equities market reach several new milestones. The Dow Jones Industrial Average (“DJIA”)iv reached a record high on July 19, 2007, closing above 14,000 for the first time in history, but then fell over 1,000 points during the following four weeks as widening concerns tied to collateralized debt obligations and a slumping housing market fed increased stock market volatility. Adding to the market’s anxieties were record high oil prices and the decline of the U.S. dollar, which set record lows against the euro. The market impact of positive large-cap performance news, especially from the Information Technology (“IT”), Energy, Consumer Staples and Materials sectors, was often counteracted by well-publicized problems in the Financials sector and the credit markets.

Following reassurance from Federal Reserve Board (“Fed”)v Chairman Ben Bernanke and Fed actions to inject liquidity in the markets, including a 50 basis point reduction in the discount ratevi on August 17, 2007 and a 50 basis point cut in the federal funds ratevii on September 18, 2007, the stock market, in general, recovered. Stocks continued upward to register gains in September and October, with the DJIA setting another record high on October 9, 2007. On October 31, 2007, the Fed cut the federal funds rate by 25 basis points, prompting a sharp but brief rally that was followed by a downward trend, driven by continued concerns relating to the credit markets and the Financials sector, as well as negative economic news and fears of a potential recession.

Performance Review

For the 12 months ended November 30, 2007, Class A shares of Legg Mason Partners Large Cap Growth Fund, excluding sales charges, returned 7.61%. The Fund’s unmanaged benchmark, the Russell 1000 Growth Indexviii, returned 12.60% over the same time frame. The Lipper Large-Cap Growth Funds Category Average1 increased 14.23% for the same period.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended November 30, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 733 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Large Cap Growth Fund 2007 Annual Report         1

Performance Snapshot as of November 30, 2007 (excluding sales charges) (unaudited)

	6 Months	12 Months
Large Cap Growth Fund — Class A Shares	1.54%	7.61%

Russell 1000 Growth Index	2.24%	12.60%

Lipper Large-Cap Growth Funds Category Average[1]	4.87%	14.23%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned 1.19%, Class C shares returned 1.23%, Class I shares returned 1.75% and Class R shares returned 1.46% over the six months ended November 30, 2007. Excluding sales charges, Class B shares returned 6.85%, Class C shares returned 6.85% and Class I shares returned 8.00% over the 12 months ended November 30, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
Performance information for the 12-month period is not provided for Class R as this share class commenced operations on December 28, 2006.

Total Annual Operating Expenses (unaudited)
As of the Fund’s most current prospectus dated April 16, 2007, the gross total operating expenses for Class A, Class B, Class C, Class I and Class R shares were 1.11%, 1.90%, 1.86%, 0.73% and 1.38%, respectively.
As a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.88% for Class B shares and 1.85% for Class C shares until April 1, 2008.

Q. What were the most significant factors affecting Fund performance?

A. For the reporting period, relative to the benchmark index, the impact of both the Fund’s sector allocation and stock selection, overall, was negative. On an absolute basis, the Fund had positive returns for the reporting period in the Consumer Discretionary and Consumer Staples sectors, with negative returns in the Health Care and Financials sectors.

What were the leading contributors to performance?

A. Relative to the benchmark, the Fund’s stock selection in the Consumer Discretionary and Consumer Staples sectors, and its overweights to the IT and Consumer Staples sectors enhanced results significantly for the reporting period. Individual stocks that made a significant positive contribution to performance for the period included Amazon.com Inc.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended November 30, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 764 funds for the six-month period and among the 733 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

2         Legg Mason Partners Large Cap Growth Fund 2007 Annual Report

in the Consumer Discretionary sector, Berkshire Hathaway Inc. (Class A Shares) in the Financials sector, Biogen Idec Inc. in the Health Care sector, and Coca-Cola Co. and Wm. Wrigley Jr. Co., both in the Consumer Staples sector.

What were the leading detractors from performance?

A. Relative to the benchmark, the Fund’s stock selection in the IT, Health Care and Financials sectors negatively impacted performance for the period, as did an overweight in the Financials sector and underweights (no significant holdings) in the Materials and Energy sectors. Individual holdings that had a negative impact on Fund performance for the period included Amgen Inc. in the Health Care sector, Merrill Lynch & Co. Inc. in the Financials sector, Motorola Inc. and Akamai Technologies Inc., both in the IT sector, as well as IAC/InterActiveCorp. in the Consumer Discretionary sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. The Fund added two new positions during the period, Lehman Brothers Holdings Inc. in the Financials sector and Vertex Pharmaceuticals Inc. in the Health Care sector, and closed its existing position in Pfizer Inc. in the Health Care sector. The Fund reduced its overweight in the Health Care sector and increased its overweight to the Financials sector during the period.

Thank you for your investment in Legg Mason Partners Large Cap Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Alan Blake

Portfolio Manager

ClearBridge Advisors, LLC

December 18, 2007

Legg Mason Partners Large Cap Growth Fund 2007 Annual Report         3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of November 30, 2007 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Amazon.com Inc. (9.6%), Genentech Inc. (5.4%), Berkshire Hathaway Inc. (5.2%), Amgen Inc. (4.3%), Texas Instruments Inc. (3.8%), Yahoo! Inc. (3.8%), Akamai Technologies Inc. (3.6%), Electronic Arts Inc. (3.5%), Wm. Wrigley Jr. Co. (3.2%) and Intel Corp. (3.2%). Please refer to pages 10 through 12 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2007 were: Information Technology (35.1%), Health Care (18.5%), Consumer Discretionary (17.8%), Financials (16.7%) and Consumer Staples (11.2%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, common stocks are subject to market fluctuations. Diversification does not assure against market loss. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

ii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

iii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

iv

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

[v]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

vi	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.

vii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

viii

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

4         Legg Mason Partners Large Cap Growth Fund 2007 Annual Report

Fund at a Glance (unaudited)

Legg Mason Partners Large Cap Growth Fund 2007 Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2007 and held for the six months ended November 30, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
Class A	1.54%	$1,000.00	$1,015.40	1.15%	$5.81

Class B	1.19	1,000.00	1,011.90	1.88	9.48

Class C	1.23	1,000.00	1,012.30	1.82	9.18

Class I	1.75	1,000.00	1,017.50	0.73	3.69

Class R	1.46	1,000.00	1,014.60	1.35	6.82

(1)	For the six months ended November 30, 2007.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable initial sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The expense ratios do not include the non-recurring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Legg Mason Partners Large Cap Growth Fund 2007 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class A	5.00%	$1,000.00	$1,019.30	1.15%	$5.82

Class B	5.00	1,000.00	1,015.64	1.88	9.50

Class C	5.00	1,000.00	1,015.94	1.82	9.20

Class I	5.00	1,000.00	1,021.41	0.73	3.70

Class R	5.00	1,000.00	1,018.30	1.35	6.83

(1)	For the six months ended November 30, 2007.

(2)	The expense ratios do not include non-recurring restructuring and/or reorganization fees.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the recent fiscal half-year, then divided by 365.

Legg Mason Partners Large Cap Growth Fund 2007 Annual Report         7

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class I	Class R
Twelve Months Ended 11/30/07	7.61%	6.85%	6.85%	8.00%	N/A

Five Years Ended 11/30/07	9.22	8.42	8.43	9.64	N/A

Ten Years Ended 11/30/07	7.88	7.07	7.07	8.28	N/A

Inception* through 11/30/07	8.02	7.22	7.22	7.85	6.69%

	With Sales Charges(3)
	Class A	Class B	Class C	Class I	Class R
Twelve Months Ended 11/30/07	1.42%	1.85%	5.85%	8.00%	N/A

Five Years Ended 11/30/07	7.94	8.27	8.43	9.64	N/A

Ten Years Ended 11/30/07	7.24	7.07	7.07	8.28	N/A

Inception* through 11/30/07	7.40	7.22	7.22	7.85	6.69%

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (11/30/97* through 11/30/07)	113.46%

Class B (11/30/97* through 11/30/07)	98.09

Class C (11/30/97* through 11/30/07)	98.09

Class I (11/30/97* through 11/30/07)	121.48

Class R (Inception* through 11/30/07)	6.69

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within one year of purchase payment.

*	Inception date for Class A, B and C shares is August 29, 1997. Inception date for Class I shares is October 15, 1997. Inception date for Class R shares is December 28, 2006.

8         Legg Mason Partners Large Cap Growth Fund 2007 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners Large Cap Growth Fund vs. Russell 1000 Growth Index† (November 1997 — November 2007)

†

Hypothetical illustration of $10,000 invested in Class A shares on November 30, 1997, assuming deduction of the maximum 5.75% sales charge at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2007. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown also do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Large Cap Growth Fund 2007 Annual Report         9

Schedule of Investments (November 30, 2007)

LEGG MASON PARTNERS LARGE CAP GROWTH FUND

Shares	Security	Value

COMMON STOCKS — 99.3%
CONSUMER DISCRETIONARY — 17.8%
Internet & Catalog Retail — 11.9%
4,550,000	Amazon.com Inc.*	$412,048,000
3,400,000	IAC/InterActiveCorp*	94,622,000

	Total Internet & Catalog Retail	506,670,000

Media — 4.2%
5,500,000	Time Warner Inc.	94,930,000
2,600,000	Walt Disney Co.	86,190,000

	Total Media	181,120,000

Specialty Retail — 1.7%
2,500,000	Home Depot Inc.	71,400,000

	TOTAL CONSUMER DISCRETIONARY	759,190,000

CONSUMER STAPLES — 11.2%
Beverages — 5.0%
1,800,000	Coca-Cola Co.	111,780,000
1,300,000	PepsiCo Inc.	100,334,000

	Total Beverages	212,114,000

Food Products — 3.2%
2,160,000	Wm. Wrigley Jr. Co.	138,240,000

Household Products — 3.0%
1,740,000	Procter & Gamble Co.	128,760,000

	TOTAL CONSUMER STAPLES	479,114,000

FINANCIALS — 16.7%
Capital Markets — 6.0%
1,100,000	Lehman Brothers Holdings Inc.	68,893,000
1,890,000	Merrill Lynch & Co. Inc.	113,286,600
1,390,000	Morgan Stanley	73,280,800

	Total Capital Markets	255,460,400

Diversified Financial Services — 3.1%
3,100,000	Nasdaq Stock Market Inc.*	134,416,000

Insurance — 7.6%
1,720,000	American International Group Inc.	99,983,600
1,600	Berkshire Hathaway Inc., Class A Shares*	224,160,000

	Total Insurance	324,143,600

	TOTAL FINANCIALS	714,020,000

HEALTH CARE — 18.5%
Biotechnology — 14.2%
3,360,000	Amgen Inc.*	185,640,000
1,840,000	Biogen Idec Inc.*	136,380,800

See Notes to Financial Statements.

10         Legg Mason Partners Large Cap Growth Fund 2007 Annual Report

Schedule of Investments (November 30, 2007) (continued)

Shares	Security	Value

Biotechnology — 14.2% (continued)
3,050,000	Genentech Inc.*	$232,562,500
2,000,000	Vertex Pharmaceuticals Inc.*	50,780,000

	Total Biotechnology	605,363,300

Health Care Equipment & Supplies — 2.0%
1,730,000	Medtronic Inc.	87,970,500

Pharmaceuticals — 2.3%
1,470,100	Johnson & Johnson	99,584,574

	TOTAL HEALTH CARE	792,918,374

INFORMATION TECHNOLOGY — 35.1%
Communications Equipment — 8.9%
4,000,000	Cisco Systems Inc.*	112,080,000
2,000,000	Juniper Networks Inc.*	59,440,000
6,600,000	Motorola Inc.	105,402,000
2,500,000	QUALCOMM Inc.	101,950,000

	Total Communications Equipment	378,872,000

Internet Software & Services — 10.5%
4,020,000	Akamai Technologies Inc.*	153,001,200
4,000,000	eBay Inc.*	134,120,000
6,000,000	Yahoo! Inc.*	160,860,000

	Total Internet Software & Services	447,981,200

Semiconductors & Semiconductor Equipment — 7.0%
5,300,000	Intel Corp.	138,224,000
5,100,000	Texas Instruments Inc.	161,007,000

	Total Semiconductors & Semiconductor Equipment	299,231,000

Software — 8.7%
2,660,000	Electronic Arts Inc.*	149,465,400
3,300,000	Microsoft Corp.	110,880,000
5,660,000	Red Hat Inc.*	113,313,200

	Total Software	373,658,600

	TOTAL INFORMATION TECHNOLOGY	1,499,742,800

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $2,955,653,816)	4,244,985,174

See Notes to Financial Statements.

Legg Mason Partners Large Cap Growth Fund 2007 Annual Report         11

Schedule of Investments (November 30, 2007) (continued)

Face Amount	Security	Value

SHORT-TERM INVESTMENT — 0.7%
Repurchase Agreement — 0.7%
$31,868,000	Interest in $813,294,000 joint tri-party repurchase agreement dated 11/30/07 with Greenwich Capital Markets Inc., 4.540% due 12/3/07; Proceeds at maturity — $31,880,057; (Fully collateralized by various U.S. government agency obligations, 4.250% to 6.000% due 5/15/08 to 2/18/11; Market value — $32,505,425) (Cost — $31,868,000)	$31,868,000

	TOTAL INVESTMENTS — 100.0% (Cost — $2,987,521,816#)	4,276,853,174
	Liabilities in Excess of Other Assets — 0.0%	(1,842,022)

	TOTAL NET ASSETS — 100.0%	$4,275,011,152

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $2,993,060,964.

See Notes to Financial Statements.

12         Legg Mason Partners Large Cap Growth Fund 2007 Annual Report

Statement of Assets and Liabilities (November 30, 2007)

ASSETS:
Investments, at value (Cost — $2,987,521,816)	$4,276,853,174
Cash	973
Receivable for Fund shares sold	5,084,915
Dividends and interest receivable	3,101,724
Prepaid expenses	92,082

Total Assets	4,285,132,868

LIABILITIES:
Payable for Fund shares repurchased	5,196,438
Investment management fee payable	2,480,884
Distribution fees payable	1,256,244
Trustees’ fees payable	185,588
Accrued expenses	1,002,562

Total Liabilities	10,121,716

Total Net Assets	$4,275,011,152

NET ASSETS:
Par value (Note 6)	$1,677
Paid-in capital in excess of par value	3,318,642,047
Accumulated net investment loss	(48,810)
Accumulated net realized loss on investments and foreign currency transactions	(332,915,120)
Net unrealized appreciation on investments	1,289,331,358

Total Net Assets	$4,275,011,152

Shares Outstanding:
Class A	101,292,966

Class B	12,214,166

Class C	25,144,356

Class I	29,030,868

Class R	3,632

Net Asset Value:
Class A (and redemption price)	$25.74

Class B *	$23.86

Class C *	$23.86

Class I (and redemption price)	$26.74

Class R (and redemption price)	$25.69

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$27.31

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners Large Cap Growth Fund 2007 Annual Report         13

Statement of Operations (For the year ended November 30, 2007)

INVESTMENT INCOME:
Dividends	$41,931,078
Interest	681,835

Total Investment Income	42,612,913

EXPENSES:
Investment management fee (Note 2)	36,968,416
Distribution fees (Notes 2 and 5)	16,409,505
Transfer agent fees (Note 5)	4,269,808
Shareholder reports (Note 5)	514,854
Trustees’ fees	240,904
Legal fees	226,719
Registration fees	153,629
Restructuring and reorganization fees (Note 12)	105,344
Custody fees	100,351
Insurance	97,736
Audit and tax	56,335
Miscellaneous expenses	32,692

Total Expenses	59,176,293
Less: Fee waivers and/or expense reimbursements (Notes 2 and 12)	(551,432)

Net Expenses	58,624,861

Net Investment Loss	(16,011,948)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	838,989,280
Foreign currency transactions	609

Net Realized Gain	838,989,889

Change in Net Unrealized Appreciation/Depreciation From Investments	(439,324,487)

Net Gain on Investments and Foreign Currency Transactions	399,665,402

Increase in Net Assets From Operations	$383,653,454

See Notes to Financial Statements.

14         Legg Mason Partners Large Cap Growth Fund 2007 Annual Report

Statements of Changes in Net Assets (For the years ended November 30,)

	2007	2006
OPERATIONS:
Net investment loss	$(16,011,948)	$(11,462,182)
Net realized gain (loss)	838,989,889	(78,427,985)
Change in net unrealized appreciation/depreciation	(439,324,487)	213,538,522

Increase in Net Assets From Operations	383,653,454	123,648,355

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	1,017,421,562	1,300,623,063
Cost of shares repurchased	(3,085,005,854)	(1,674,660,030)
Net assets of shares issued in connection with merger (Note 7)	53,245,348	—

Decrease in Net Assets From Fund Share Transactions	(2,014,338,944)	(374,036,967)

Decrease in Net Assets	(1,630,685,490)	(250,388,612)
NET ASSETS:
Beginning of year	5,905,696,642	6,156,085,254

End of year*	$4,275,011,152	$5,905,696,642

* Includes accumulated net investment loss of:	$(48,810)	$(243,513)

See Notes to Financial Statements.

Legg Mason Partners Large Cap Growth Fund 2007 Annual Report         15

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class A Shares(1)	2007		2006	2005	2004		2003
Net Asset Value, Beginning of Year	$23.92		$23.30	$20.74	$21.16		$16.56

Income (Loss) From Operations:
Net investment loss	(0.07)		(0.04)	(0.06)	(0.00	)(2)	(0.06)
Net realized and unrealized gain (loss)	1.89		0.66	2.62	(0.42)		4.66

Total Income (Loss) From Operations	1.82		0.62	2.56	(0.42)		4.60

Net Asset Value, End of Year	$25.74		$23.92	$23.30	$20.74		$21.16

Total Return(3)	7.61%		2.66%	12.34%	(1.98)%		27.78%

Net Assets, End of Year (millions)	$2,607		$2,453	$2,040	$1,280		$1,121

Ratios to Average Net Assets:
Gross expenses	1.12	%(4)	1.11%	1.17%	1.17%		1.14%
Net expenses	1.12	(4)	1.09 (5)	1.17	1.15	(5)	1.14
Net investment income (loss)	(0.29)		(0.17)	(0.30)	0.02		(0.32)

Portfolio Turnover Rate	9%		13%	12%	5%		6%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 1.11%, (Note 12).

(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

16         Legg Mason Partners Large Cap Growth Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class B Shares(1)	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Year	$22.33		$21.92	$19.66	$20.20	$15.93

Income (Loss) From Operations:
Net investment loss	(0.23)		(0.20)	(0.21)	(0.16)	(0.18)
Net realized and unrealized gain (loss)	1.76		0.61	2.47	(0.38)	4.45

Total Income (Loss) From Operations	1.53		0.41	2.26	(0.54)	4.27

Net Asset Value, End of Year	$23.86		$22.33	$21.92	$19.66	$20.20

Total Return(2)	6.85%		1.87%	11.50%	(2.67)%	26.80%

Net Assets, End of Year (millions)	$291		$462	$754	$981	$1,171

Ratios to Average Net Assets:
Gross expenses	1.92	%(3)	1.87%	1.90%	1.90%	1.89%
Net expenses	1.81	(3)(4)(5)	1.85 (4)	1.90	1.88 (4)	1.89
Net investment loss	(0.99)		(0.94)	(1.05)	(0.77)	(1.06)

Portfolio Turnover Rate	9%		13%	12%	5%	6%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.91% and 1.80%, respectively (Note 12).

(4)	Reflects fee waivers and/or expense reimbursements.

(5)

Effective February 2, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expense) to limit total annual operating expenses to 1.88% of average net assets for Class B until April 1, 2008.

See Notes to Financial Statements.

Legg Mason Partners Large Cap Growth Fund 2007 Annual Report         17

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class C Shares(1)	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Year	$22.33		$21.91	$19.65	$20.20	$15.92

Income (Loss) From Operations:
Net investment loss	(0.23)		(0.19)	(0.22)	(0.15)	(0.18)
Net realized and unrealized gain (loss)	1.76		0.61	2.48	(0.40)	4.46

Total Income (Loss) From Operations	1.53		0.42	2.26	(0.55)	4.28

Net Asset Value, End of Year	$23.86		$22.33	$21.91	$19.65	$20.20

Total Return(2)	6.85%		1.92%	11.50%	(2.72)%	26.88%

Net Assets, End of Year (millions)	$601		$702	$902	$935	$960

Ratios to Average Net Assets:
Gross expenses	1.85	%(3)	1.85%	1.92%	1.90%	1.91%
Net expenses	1.83	(3)(4)(5)	1.82 (4)	1.92	1.88 (4)	1.91
Net investment loss	(1.00)		(0.91)	(1.07)	(0.74)	(1.08)

Portfolio Turnover Rate	9%		13%	12%	5%	6%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.85% and 1.82%, respectively (Note 12).

(4)	Reflects fee waivers and/or expense reimbursements.

(5)

Effective February 2, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expense) to limit total annual operating expenses to 1.85% of average net assets for Class C until April 1, 2008.

See Notes to Financial Statements.

18         Legg Mason Partners Large Cap Growth Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class I Shares(1)	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Year	$24.76		$24.03	$21.31	$21.65	$16.88

Income (Loss) From Operations:
Net investment income	0.02		0.05	0.02	0.09	0.01
Net realized and unrealized gain (loss)	1.96		0.68	2.70	(0.43)	4.76

Total Income (Loss) From Operations	1.98		0.73	2.72	(0.34)	4.77

Net Asset Value, End of Year	$26.74		$24.76	$24.03	$21.31	$21.65

Total Return(2)	8.00%		3.04%	12.76%	(1.57)%	28.26%

Net Assets, End of Year (millions)	$776		$2,289	$2,460	$1,635	$1,449

Ratios to Average Net Assets:
Gross expenses	0.73	%(3)	0.73%	0.78%	0.79%	0.76%
Net expenses	0.73	(3)	0.72 (4)	0.78	0.76 (4)	0.76
Net investment income	0.08		0.19	0.09	0.41	0.05

Portfolio Turnover Rate	9%		13%	12%	5%	6%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would not have changed. (Note 12).

(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Large Cap Growth Fund 2007 Annual Report         19

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class R Shares(1)(2)	2007
Net Asset Value, Beginning of Period	$24.08

Income (Loss) From Operations:
Net investment loss	(0.13)
Net realized and unrealized gain	1.74

Total Income From Operations	1.61

Net Asset Value, End of Period	$25.69

Total Return(3)	6.69%

Net Assets, End of Period (000s)	$93

Ratios to Average Net Assets:
Gross expenses	1.36	%(4)(5)
Net expenses	1.36	(4)(5)
Net investment loss	(0.55	)(5)

Portfolio Turnover Rate	9%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period December 28, 2006 (inception date) to November 30, 2007.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would not have changed. (Note 12).

(5)	Annualized.

See Notes to Financial Statements.

20         Legg Mason Partners Large Cap Growth Fund 2007 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Large Cap Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Fund was a separate diversified series of Legg Mason Partners Investment Trust, a Massachusetts business trust, registered under the 1940 Act.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevail-

Legg Mason Partners Large Cap Growth Fund 2007 Annual Report         21

Notes to Financial Statements (continued)

ing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-in Capital
(a)	$16,211,275	$(447,408,845)	$431,197,570
(b)	609	(609)	—

(a)

Reclassifications are primarily due to book/tax differences in the treatment of an in-kind distribution of securities, tax adjustments associated with securities involved in an in-kind distribution, a tax net operating loss and book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

22         Legg Mason Partners Large Cap Growth Fund 2007 Annual Report

Notes to Financial Statements (continued)

2.	Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to ClearBridge the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

Effective February 2, 2007, management has contractually agreed to waive fees and/or reimburse expenses (other than brokerage, taxes, and extraordinary expenses) to limit total annual operating expenses to 1.88% for Class B shares and 1.85% for Class C shares until April 1, 2008.

During the year ended November 30, 2007, the Fund was reimbursed for expenses in the amount of $551,432.

Legg Mason Investor Services, LLC (“LMIS”), a wholly owned broker-dealer subsidiary of Legg Mason, will serve as the Fund’s sole and exclusive distributor effective December 1, 2007. During the reporting period, Citigroup Global Markets Inc. (“CGM”), PFS Investments Inc. (“PFS”) and LMIS serve as distributors of the Fund.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended November 30, 2007, LMIS and its affiliates received sales charges of approximately $48,000 on sales of the Fund’s Class A shares. In addition, for the year ended November 30, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$4,000	$407,000	$26,000

Legg Mason Partners Large Cap Growth Fund 2007 Annual Report         23

Notes to Financial Statements (continued)

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change will have no effect on fees previously deferred. As of November 30, 2007, the Fund had accrued $12,484 as deferred compensation payable under the Plan.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the year ended November 30, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$454,718,756

Sales	1,317,525,649

At November 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,349,310,334
Gross unrealized depreciation	(65,518,124)

Net unrealized appreciation	$1,283,792,210

4.	Redemptions-In-Kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended November 30, 2007, the Fund had redemptions-in-kind with total proceeds in the amount of $1,226,062,924. The net realized gains on these redemptions-in-kind amounted to $599,607,704, which will not be realized for tax purposes.

5.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C and R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and R shares calculated at the annual rate of 0.75%, 0.75% and 0.25% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

24         Legg Mason Partners Large Cap Growth Fund 2007 Annual Report

Notes to Financial Statements (continued)

For the year ended November 30, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$6,317,310	$2,995,385	$362,620
Class B	3,605,944	588,671	74,971
Class C	6,485,980	683,898	74,621
Class I	—	1,828	2,602
Class R*	271	26	40

Total	$16,409,505	$4,269,808	$514,854

*	For the period December 28, 2006 (inception date) to November 30, 2007.

6.	Shares of Beneficial Interest

At November 30, 2007, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares. Prior to April 16, 2007, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	Year Ended November 30, 2007		Year Ended November 30, 2006
	Shares	Amount	Shares	Amount
Class A
Shares sold	28,997,142	$715,394,042	39,629,857	$893,571,400
Shares repurchased	(30,972,486)	(763,591,291)	(24,612,126)	(550,824,700)
Shares issued with merger	721,416	17,580,648	—	—

Net Increase (Decrease)	(1,253,928)	$(30,616,601)	15,017,731	$342,746,700

Class B
Shares sold	375,682	$8,644,142	827,136	$17,603,454
Shares repurchased	(9,913,143)	(226,305,991)	(14,508,310)	(305,946,991)
Shares issued with merger	1,043,495	23,712,409	—	—

Net Decrease	(8,493,966)	$(193,949,440)	(13,681,174)	$(288,343,537)

Class C
Shares sold	2,235,165	$51,315,374	3,324,356	$70,211,125
Shares repurchased	(9,036,371)	(207,501,893)	(13,096,495)	(273,949,807)
Shares issued with merger	526,132	11,952,291	—	—

Net Decrease	(6,275,074)	$(144,234,228)	(9,772,139)	$(203,738,682)

Class I*
Shares sold	9,529,834	$241,956,915	13,766,588	$319,237,084
Shares repurchased	(72,923,332)	(1,887,586,334)	(23,692,018)	(543,938,532)

Net Decrease	(63,393,498)	$(1,645,629,419)	(9,925,430)	$(224,701,448)

Class R**
Shares sold	4,437	$111,089	—	—
Shares repurchased	(805)	(20,345)	—	—

Net Increase	3,632	$90,744	—	—

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

**	For the period December 28, 2006 (inception date) to November 30, 2007.

Legg Mason Partners Large Cap Growth Fund 2007 Annual Report         25

Notes to Financial Statements (continued)

7.	Transfer of Net Assets

On February 2, 2007, the Fund acquired the assets and certain liabilities of the Legg Mason Partners Technology Fund, pursuant to a plan of reorganization approved by Legg Mason Partners Technology Fund shareholders. Total shares issues by the Fund and the total net assets of the Legg Mason Partners Technology Fund and the Fund on the date of transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Legg Mason Partners Technology Fund	2,291,044	$53,245,348	$5,524,010,472

As part of the reorganization, for each share they held, shareholders of Legg Mason Partners Technology Fund Class A, Class B, and Class C received 0.188857, 0.192228 and 0.192277 shares of the Fund’s Class A, Class B and Class C shares, respectively.

The total net assets of the Legg Mason Partners Technology Fund before acquisition included unrealized appreciation of $4,501,506, accumulated net realized loss of $162,205,840 and accumulated net investment loss of $5,233. Total net assets of the Fund immediately after the transfer were $5,577,255,820. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

8.	Income Tax Information and Distributions to Shareholders

There were no distributions paid by the Fund during the fiscal years ended November 30, 2007 and 2006.

As of November 30, 2007, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(327,375,972)
Other book/tax temporary differences(a)	(48,810)
Unrealized appreciation/(depreciation)(b)	1,283,792,210

Total accumulated earnings/(losses) — net	$956,367,428

*	During the taxable year ended November 30, 2007, $161,811,370 of capital loss carryforwards were transferred to the Fund as a result of the reorganization discussed in Note 7. $151,194,220 of this loss has been expired as a result of certain tax limitations. Additionally, the Fund utilized $1,799,722 of the capital loss carryforward transferred to the Fund and $238,981,722 of its capital loss carryover available from prior years. As of November 30, 2007, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
11/30/2008	$(2,204,357)
11/30/2009	(23,039,843)
11/30/2010	(2,204,357)
11/30/2011	(66,135,786)
11/30/2012	(44,748,963)
11/30/2013	(107,613,669)
11/30/2014	(81,428,997)

$(327,375,972)

These amounts will be available to offset any future taxable capital gains subject to various limitations imposed by tax regulations due to the reorganization discussed in Note 7.

(a)	Other book/tax temporary differences are attributable primarily to the differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

26         Legg Mason Partners Large Cap Growth Fund 2007 Annual Report

Notes to Financial Statements (continued)

9.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then-investment adviser or manager to the Fund, and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

Legg Mason Partners Large Cap Growth Fund 2007 Annual Report         27

Notes to Financial Statements (continued)

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds

28         Legg Mason Partners Large Cap Growth Fund 2007 Annual Report

Notes to Financial Statements (continued)

identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint. On December 3, 2007 the court granted The Defendants’ motion to dismiss, with prejudice. The plaintiffs have the right to appeal the order within 30 days after entry of judgment.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future. On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have a notice of appeal.

11.	Other Matters

As previously disclosed, on September 16, 2005 the staff of the SEC informed SBFM and SBAM, that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

12.	Special Shareholder Meeting and Reorganization

Shareholders of the Fund approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives.

Legg Mason Partners Large Cap Growth Fund 2007 Annual Report         29

Notes to Financial Statements (continued)

The portions of the costs borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable.

13.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was December 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date.

Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157.

14.	Subsequent Event

Effective December 1, 2007, LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

30         Legg Mason Partners Large Cap Growth Fund 2007 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Large Cap Growth Fund, a series of Legg Mason Partners Equity Trust (formerly a series of Legg Mason Partners Investment Trust) as of November 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Large Cap Growth Fund as of November 30, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 23, 2008

Legg Mason Partners Large Cap Growth Fund 2007 Annual Report         31

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting of the Fund’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which ClearBridge Advisors, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services provided to the Fund under the Management Agreement and Sub-Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past two years. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s

32         Legg Mason Partners Large Cap Growth Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting the Manager and the Legg Mason Partners fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund Performance

The Board received and reviewed performance information for the Fund and for all retail and institutional large-cap growth funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board members noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three- and five-year periods ended June 30, 2007. The Fund performed below the median for the one- and three-year periods, but performed better than the median for the five-year period. The Board noted that the Fund’s one-year performance was only slightly below the median performance for funds in the Performance Universe and showed an improvement relative to the Performance Universe as compared to its three-year performance. The Board also reviewed performance information provided by the Manager for periods ended September 2007, which showed the Fund’s performance continued to be competitive compared to the Lipper category average during the third

Legg Mason Partners Large Cap Growth Fund         33

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

quarter. The Board members then discussed with representatives of management, including the Chief Investment Officer for the Legg Mason Partners fund complex, the portfolio management strategy of the Fund’s portfolio manager and the reasons for the Fund’s underperformance versus the Performance Universe. The Trustees noted that the portfolio manager is very experienced with an impressive long-term track record, and that the Manager was committed to providing the resources necessary to assist the portfolio manager and improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s long-term performance and management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and established a committee of Independent Trustees to review performance with the Manager and report to the full Board during periods between Board meetings.

Management Fees and Expense Ratios

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement in effect for the Fund, which partially reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of 14 retail front-end load large-cap growth funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds

34         Legg Mason Partners Large Cap Growth Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

selected by Lipper consisting of all retail front-end load large-cap growth funds (“Expense Universe”). This information showed that, while the Fund’s Contractual Management Fee and Actual Management Fee were higher than the median of management fees paid by the other funds in the Expense Group and Expense Universe, the Fund’s actual total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and Expense Universe.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders realized economies of scale because the total expense ratio of the Fund was lower than it would have been if no breakpoints were in place. The Board also considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale, taking into consideration other efficiencies that might accrue as the Fund’s assets increase. The Board also noted that as the Fund’s assets have increased over time, the Fund and its shareholders have realized economies of scale as certain expenses, such as fixed Fund fees, became a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.

Legg Mason Partners Large Cap Growth Fund         35

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

36         Legg Mason Partners Large Cap Growth Fund

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Large Cap Growth Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Paul R. Ades c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1940	Trustee	Since 1983	Law Firm of Paul R. Ades, PLLC (from April 2000 to present)	47	None

Andrew L. Breech c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	47	None

Dwight B. Crane c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Trustee	Since 1981	Professor, Harvard Business School	49	None

Robert M. Frayn, Jr. c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1934	Trustee	Since 1981	Retired; Formerly, President and Director, Book Publishing Co. (from 1970 to 2002)	47	None

Frank G. Hubbard c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Trustee	Since 1993	President of Avatar International, Inc. (Business Development) (since 1998)	47	None

Legg Mason Partners Large Cap Growth Fund         37

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Howard J. Johnson c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	From 1981 to 1998 and 2000 to Present	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	47	None

David E. Maryatt c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1936	Trustee	Since 1983	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)	47	None

Jerome H. Miller c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	Since 1995	Retired	47	None

Ken Miller c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1942	Trustee	Since 1983	President of Young Stuff Apparel Group, Inc. (since 1963)	47	None

John J. Murphy c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1944	Trustee	Since 2002	President; Murphy Capital Management (investment advice) (since 1983)	47	Director, Nicholas Applegate funds; Trustee; Consulting Group Capital Markets Funds; Formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (to 2003)

Thomas F. Schlafly c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1948	Trustee	Since 1983	Of Counsel, Blackwell Sanders Peper Martin LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)	47	Director, Citizens National Bank, Maplewood (since 2006)

38         Legg Mason Partners Large Cap Growth Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Jerry A. Viscione c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1944	Trustee	Since 1993	Retired; Formerly, Executive Vice President, Marquette University (from 1997 to 2002)	47	None

Interested Trustee:
R. Jay Gerken, CFA(3) Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 154 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; Chairman, President and Chief Executive Officer of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	137	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)	N/A	N/A

Legg Mason Partners Large Cap Growth Fund         39

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005);	N/A	N/A

John Chiota Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

40         Legg Mason Partners Large Cap Growth Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason and Co.	N/A	N/A

Albert Laskaj Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1977	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005); Prior to 2003, Senior Analyst of certain mutual funds associated with certain predecessor firms of Legg Mason	N/A	N/A

Steven Frank Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)	N/A	N/A

(1)	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee became a Board Member for a Fund in the Legg Mason Partners Fund complex.

(3)	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Large Cap Growth Fund         41

Legg Mason Partners

Large Cap Growth Fund

TRUSTEES

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

INVESTMENT MANAGER

Legg Mason Partners Fund

Advisor, LLC

SUBADVISER

ClearBridge Advisors, LLC

DISTRIBUTOR

Legg Mason Investor

Services, LLC

CUSTODIAN

State Street Bank and Trust

Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue
New York, New York 10154

Legg Mason Partners Large Cap Growth Fund

The Fund is a separate investment series of the Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS LARGE CAP GROWTH FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Large Cap Growth Fund but it may also be used as sales literature when preceded or accompanied by a current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2008 Legg Mason

Investor Services, LLC

Member FINRA, SIPC

FD1380 1/08	SR08-489

ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a)	Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2006 and November 30, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $84,000 in 2006 and $92,000 in 2007.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2006 and $16,500 in 2007. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2006 and $14,600 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d)	All Other Fees. The fees incurred in the in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Equity Trust were $4,900, these services consisted of the procedures performed in connection with the merger on February 2, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e)	Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f)	N/A

(g)	Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2007.

(h)	Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable

ITEM 6.  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Equity Trust

Date: February 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Equity Trust

Date: February 4, 2008

By:	/s/ Kaprel Ozsolak (Kaprel Ozsolak) Chief Executive Officer of Legg Mason Partners Equity Trust

Date: February 4, 2008